Exhibit 1.1

Execution Version

Kinder Morgan, Inc.

Underwriting Agreement

for Equity Securities

October 12, 2012

Kinder Morgan, Inc.

500 Dallas Street, Suite 1000

Houston, Texas 77002

Ladies and Gentlemen:

Barclays Capital Inc. (the “Underwriter”) understands that the selling stockholders named in Schedule II (collectively, the “Selling Stockholders”), propose to sell, severally and not jointly, an aggregate of 69,296,921 shares of Class P common stock, par value $0.01 per share (the “Purchased Securities”) of Kinder Morgan, Inc., a Delaware corporation (the “Corporation”), registered on Registration Statement No. 333-179812.

Subject to the terms and conditions set forth herein or incorporated by reference herein and referred to below, each Selling Stockholder hereby agrees to sell, severally and not jointly, and the Underwriter agrees to purchase the Purchased Securities at a purchase price equal to $33.90 per share.

The Underwriter will pay for such Purchased Securities upon delivery thereof at the offices of Bracewell & Giuliani LLP at 711 Louisiana Street, Suite 2300, Houston, Texas, at 9:00 a.m. New York City time on October 17, 2012 (the “Closing Date”).

All statements, requests, notices, communications and agreements hereunder shall be in writing, and (i) if to the Corporation shall be delivered or sent by courier service, mail or facsimile transmission to it at 500 Dallas Street, Suite 1000, Houston, Texas 77002, Attention: Kimberly A. Dang, Vice President and Chief Financial Officer, Facsimile No. (713) 495-2818; (ii) if to the Selling Stockholders shall be delivered or sent by courier service, mail or facsimile transmission to such Selling Stockholder at its address set forth on Schedule II hereto; and (iii) if to the Underwriter shall be delivered or sent by courier service, mail or facsimile transmission to the Underwriter, in care of Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration, Facsimile No. (646) 834-8133. Notice given by delivery or courier service shall be effective upon actual receipt.  Notice given by mail shall be effective upon actual receipt or, if not actually received, the third business day following deposit with the U.S. Post Office, first-class postage pre-paid and return receipt requested.  Notice given by facsimile transmission shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours.

All the provisions contained in the document entitled Kinder Morgan, Inc. Underwriting Agreement Provisions dated the date hereof, a copy of which is attached hereto, are hereby incorporated herein by reference in their entirety and shall be deemed to be a part of this Agreement (as defined herein) to the same extent as if such provisions had been set forth in full herein. For purposes of this Agreement, including the attached Underwriting Agreement Provisions, the term “Applicable Time” shall mean the earliest time at which sales of the Purchased Securities were made, which is 8:45 a.m. (New York City time) on October 12, 2012.

Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below and returning the signed copy to us.

Very truly yours,

Barclays Capital Inc.

By:	/s/ Vicki Hale
	Name:	Vicki Hale
	Title:	Vice President

Agreed and Accepted:

KINDER MORGAN, INC.

By:	/s/ Kimberly A. Dang
Name:	Kimberly A. Dang
Title:	Vice President and Chief Financial Officer

Agreed and Accepted:

GS CAPITAL PARTNERS V FUND, L.P.

By: GSCP V Advisors, L.L.C.,
its general partner

	By:	/s/ John E. Bowman
	Name:	John E. Bowman
	Title:	Vice President
GSCP V OFFSHORE KNIGHT HOLDINGS, L.P.

By: GS Capital Partners V Offshore Fund, L.P.,
its general partner

By: GSCP V Offshore Advisors, L.L.C.,
its general partner

	By:	/s/ John E. Bowman
	Name:	John E. Bowman
	Title:	Vice President
GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.

By: GS Advisors V, L.L.C.,
its general partner

	By:	/s/ John E. Bowman
	Name:	John E. Bowman
	Title:	Vice President
GSCP V GERMANY KNIGHT HOLDINGS, L.P.

By: GSCP V GmbH Knight Holdings,
its general partner

	By:	/s/ John E. Bowman
	Name:	John E. Bowman
	Title:	Vice President

GS CAPITAL PARTNERS VI FUND, L.P.

By: GSCP VI Advisors, L.L.C.,
its general partner

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Vice President
GSCP VI OFFSHORE KNIGHT HOLDINGS, L.P.

By: GS Capital Partners VI Offshore Fund, L.P.,
its general partner

By: GSCP VI Offshore Advisors, L.L.C.,
its general partner

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Vice President
GS CAPITAL PARTNERS VI PARALLEL, L.P.

By: GS Advisors VI, L.L.C.,
its general partner

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Vice President

GSCP VI GERMANY KNIGHT HOLDINGS, L.P.

By: GSCP VI GmbH Knight Holdings,
its general partner

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Vice President
GOLDMAN SACHS KMI INVESTORS, L.P.

By: GS KMI Advisors, L.L.C.,
its general partner

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Secretary

GSCP KMI INVESTORS, L.P.

By: GSCP KMI Advisors, L.L.C.,
its general partner

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Vice President

GSCP KMI INVESTORS OFFSHORE, L.P.

By: GSCP KMI Offshore Advisors, Inc.,
its general partner

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Vice President

GS GLOBAL INFRASTRUCTURE PARTNERS I, L.P.

By: GS Infrastructure Advisors 2006, L.L.C.,
its general partner

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Vice President

GS INSTITUTIONAL INFRASTRUCTURE PARTNERS I, L.P.

By: GS Infrastructure Advisors 2006, L.L.C.,
its general partner

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Vice President

GS INFRASTRUCTURE KNIGHT HOLDINGS, L.P.

By: GS International Infrastructure Partners I, L.P.,
its general partner

By: GS Infrastructure Advisors 2006, L.L.C.,
its general partner

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Vice President

CP IV COINVESTMENT, L.P.

By: TC Group IV, L.P.,
as its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

CARLYLE PARTNERS IV KNIGHT, L.P.

By: TC Group IV, L.P.,
as its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

CARLYLE ENERGY COINVESTMENT III, L.P.

By: Carlyle Energy Coinvestment III GP, L.L.C.,
its general partner

By: TCG Holdings, L.L.C., its managing member

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

C/R ENERGY III KNIGHT NON-U.S. PARTNERSHIP, L.P.

By: Carlyle/Riverstone Energy Partners III, L.P.,
its general partner

By: C/R Energy GP III, LLC,
its general partner

By:	/s/ Thomas Walker
Name:	Thomas Walker
Title:	Authorized Person

C/R KNIGHT PARTNERS, L.P.

By: Carlyle/Riverstone Energy Partners III, L.P.,
its general partner

By: C/R Energy GP III, LLC,
its general partner

By:	/s/ Thomas Walker
Name:	Thomas Walker
Title:	Authorized Person

CARLYLE/RIVERSTONE KNIGHT INVESTMENT PARTNERSHIP, L.P.

By: Carlyle/Riverstone Energy Partners III, L.P.,
its general partner

By: C/R Energy GP III, LLC,
its general partner

By:	/s/ Thomas Walker
Name:	Thomas Walker
Title:	Authorized Person

RIVERSTONE ENERGY COINVESTMENT III, L.P.

By: Riverstone Coinvestment GP LLC,
its general partner

By:	/s/ Thomas Walker
Name:	Thomas Walker
Title:	Authorized Person

Schedule I

Number of Purchased Securities: 69,296,921 shares

Public Offering Price: $34.15 per share of Class P common stock

Schedule II

Selling Stockholders

Selling Stockholder	Total Number of Purchased Securities to be Sold
GS Capital Partners V Fund, L.P.(1)	4,751,944
GSCP V Offshore Knight Holdings, L.P.(1)	2,454,656
GS Capital Partners V Institutional, L.P.(1)	1,629,506
GSCP V Germany Knight Holdings, L.P.(1)	188,400
GS Capital Partners VI Fund, L.P.(1)	4,616,425
GSCP VI Offshore Knight Holdings, L.P.(1)	3,839,781
GS Capital Partners VI Parallel, L.P.(1)	1,269,439
GSCP VI Germany Knight Holdings, L.P.(1)	164,067
Goldman Sachs KMI Investors, L.P.(1)	4,944,856
GSCP KMI Investors, L.P.(1)	6,807,127
GSCP KMI Investors Offshore, L.P.(1)	985,612
GS Global Infrastructure Partners I, L.P.(1)	1,982,064
GS Institutional Infrastructure Partners I, L.P.(1)	211,746
GS Infrastructure Knight Holdings, L.P.(1)	5,616,920
CP IV Coinvestment, L.P.(2)	1,277,057
Carlyle Partners IV Knight, L.P.(2)	13,897,533
Carlyle Energy Coinvestment III, L.P.(2)	43,339
C/R Energy III Knight Non-U.S. Partnership, L.P.(3)	2,128,931
C/R Knight Partners, L.P.(3)	7,329,893
Carlyle/Riverstone Knight Investment Partnership, L.P.(3)	4,954,124
Riverstone Energy Coinvestment III, L.P.(3)	203,501
Total	69,296,921

(1) Notices hereunder shall be delivered to Goldman, Sachs & Co., 200 West Street,  New York, New York 10282-2198, Attn: Elizabeth A. Overbay, Facsimile: (212) 357-5505.

(2) Notices hereunder shall be delivered to The Carlyle Group, 1001 Pennsylvania Avenue, N.W., Suite 220 South, Washington, D.C. 20004-2505,  Attn: Sameer Bhargava, Facsimile: (202) 347-1818.

(3) Notices hereunder shall be delivered to Riverstone Holdings LLC, 712 Fifth Avenue, 51st Floor, New York, NY 10019 Attn: Olivia Wassenaar, Facsimile: (212) 993-0077.

Kinder Morgan, Inc.

Underwriting Agreement Provisions

October 12, 2012

The Selling Stockholders named in Schedule II of the Underwriting Agreement propose, severally and not jointly, to sell certain shares of Class P common stock, par value $0.01 per share (“Equity Securities”), of Kinder Morgan, Inc., a Delaware corporation (the “Corporation”), registered under the Securities Act of 1933, as amended (the “Securities Act”), as set forth in Section 3.

Each of the Selling Stockholders and the Corporation is entering into that certain underwriting agreement dated the date hereof that provides for the sale of Equity Securities to the underwriter named therein (the “Underwriter”).  The provisions set forth herein are incorporated by reference in such underwriting agreement (the “Underwriting Agreement”).  The Underwriting Agreement, including the provisions hereof incorporated therein by reference, is herein referred to as this “Agreement.”

1.             Sale and Purchase of the Equity Securities.  On the basis of the representations, warranties and agreements herein contained, the Selling Stockholders propose to sell Equity Securities.  All of the Equity Securities will be purchased by the Underwriter for resale upon the terms of the offering determined herein and in the Underwriting Agreement.  The Equity Securities to be purchased in this offering are hereinafter referred to as the “Purchased Securities.”

2.             Payment and Delivery.  The closing of the purchase and sale of the Purchased Securities shall take place at the offices of counsel for the Corporation, on the date or dates and at the time or times specified in this Agreement, or on such other date and at such other time as agreed upon in writing, among (i) the Corporation, (ii) the Selling Stockholders and (iii) the Underwriter (each such date and time of delivery and payment for the Purchased Securities is hereinafter referred to as the “Closing Date”), except that physical delivery of the Purchased Securities may be made by or on behalf of the Selling Stockholders through the offices of The Depository Trust Company (“DTC”) or any transfer agent.  Delivery by the Selling Stockholders of the Purchased Securities to the Underwriter shall be made against payment by or on behalf of the Underwriter of the purchase price therefor by wire transfer of immediately available funds to one or more bank accounts designated by the Selling Stockholders, with any transfer taxes payable in connection with the sale of the Purchased Securities duly paid by the Selling Stockholders.

Unless otherwise specified by the Underwriter, the Purchased Securities shall be registered in the name of Cede & Co. (“Cede”).  If the Underwriter in fact chooses to specify otherwise, the Purchased Securities shall be registered in such names and shall be in such denominations as the Underwriter shall request at least one full business day prior to the Closing Date and, if requested, shall be made available to the Underwriter for checking and packaging at least one full business day prior to the Closing Date.

3.             Securities Act Documents; Public Offering.  The Corporation has prepared and filed with the Securities and Exchange Commission (the “Commission”), pursuant to the Securities Act and the rules and regulations adopted by the Commission thereunder (the “Rules”), an “automatic shelf registration statement” (as defined in Rule 405 of the Rules) on Form S-3, including a prospectus, relating to the Equity Securities, and such registration statement became effective upon filing.  Such registration statement referred to in the first paragraph of the Underwriting Agreement and in the first sentence of this Section 3, including financial statements, exhibits and Incorporated Documents (as hereinafter defined), as amended to the date of this Agreement, hereinafter referred to as the “Registration Statement;” any “preliminary prospectus” relating to the Purchased Securities included in the Registration Statement or filed with the Commission pursuant to Rule 424(b) of the Rules, including any preliminary prospectus supplement thereto relating to the Purchased Securities is hereinafter referred to as the “Preliminary Prospectus;” the final prospectus relating to the Purchased Securities, including any prospectus supplement thereto relating to the Purchased Securities, as filed with the Commission pursuant to Rule 424(b) of the Rules, is hereinafter referred to as the “Prospectus;” each “issuer free writing prospectus,” as defined in Rule 433 of the Rules (“Rule 433”), relating to the Purchased Securities that (i) is required to be filed with the Commission by the Corporation, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Purchased Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Corporation’s records pursuant to Rule 433(g), is hereinafter referred to as an “Issuer Free Writing Prospectus;” each Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in a schedule to the Underwriting Agreement, is hereinafter referred to as an “Issuer General Use Free Writing Prospectus;” and each Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus is hereinafter referred to as an “Issuer Limited Use Free Writing Prospectus.” Any reference herein to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to include all documents incorporated, or deemed to be incorporated, therein by reference pursuant to the requirements of Item 12 of Form S-3 under the Securities Act (the “Incorporated Documents”).  For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), which EDGAR copy is substantially identical to the other copies of such material, except to the extent permitted by Regulation S-T.

Each of the Corporation and each Selling Stockholder understands that the Underwriter proposes to make a public offering of the Purchased Securities, as set forth in and pursuant to the Pricing Disclosure Package (as defined herein) and the Prospectus.

4.             Representations and Warranties of the Corporation. The Corporation represents and warrants to each Underwriter that:

(a)           The Corporation was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Corporation or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules) of the Purchased

Securities, and is not on the date of the Underwriting Agreement and the Closing Date, an “ineligible issuer” (as defined in Rule 405 of the Rules).  The Corporation has reasonable grounds to believe that it meets the requirements for the use of Form S-3 under the Securities Act;

(b)           (i) At the time of the initial filing of the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Corporation or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Rules) made any offer relating to the Purchased Securities in reliance on the exemption of Rule 163 of the Rules and (iv) as of the Applicable Time, the Corporation was or is (as the case may be) a “well-known seasoned issuer” (as defined in Rule 405 of the Rules).  The Corporation has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Rules objecting to the use of the automatic shelf registration statement form. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Securities Act, and the Corporation is not the subject of a pending proceeding under Section 8A of the Securities Act in connection with the offering of the Purchased Securities. The Corporation has paid or will pay the filing fees required by the Commission relating to the Purchased Securities within the time required by Rule 456(b)(1) of the Rules and otherwise in accordance with Rules 456(b) and 457(r) of the Rules;

(c)           The Registration Statement, at the time it originally became effective, and at the deemed effective date with respect to the Underwriter pursuant to Rule 430B(f)(2) of the Rules, and the prospectus contained therein at such times and at the time it was filed, complied and will comply, and on the date of the Underwriting Agreement and the Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any supplement to such prospectus is filed with the Commission, the Registration Statement, the Preliminary Prospectus, the Prospectus and any such amendment or supplement, respectively, comply and will comply, in all material respects with the applicable requirements of the Securities Act and the Rules; the Incorporated Documents, when they were or are filed with the Commission, conformed or will conform as of their respective dates in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules and regulations adopted by the Commission thereunder; (i) each part of the Registration Statement and any amendment thereto, at the time it became or becomes effective, and at the deemed effective date with respect to the Underwriter pursuant to Rule 430B(f)(2) of the Rules, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Prospectus and any amendment or supplement thereto, at the time it was filed or will be filed with the Commission pursuant to Rule 424 of the Rules, did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) as of the Applicable Time, neither (x) any Issuer General Use Free Writing Prospectus issued at or prior to the Applicable Time, the most recent Preliminary Prospectus filed or used prior to the Applicable Time and the information included in Schedule I to the Underwriting Agreement, all considered together (collectively, the “Pricing Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the Pricing Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; any Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Purchased Securities or until any earlier date that the Corporation notified or notifies the Underwriter, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, including any Incorporated Documents; except that the representation and warranty in this Section 4(c) does not apply to statements or omissions in the Registration Statement, the Preliminary Prospectus, the Prospectus, the Pricing Disclosure Package or any Issuer Free Writing Prospectus(or in amendments or supplements to such documents) made in reliance upon information furnished in writing to the Corporation by any Selling Stockholder or by the Underwriter expressly for use therein;

(d)           The consolidated financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly the financial position of the Corporation and its consolidated subsidiaries as of the dates shown and their results of operations, stockholders’ equity and cash flows for the periods shown, and, except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; any schedules included in the Registration Statement present fairly the information required to be stated therein; the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto; any summary or selected financial data included in the Registration Statement, the Pricing Disclosure Package or the Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein except as otherwise stated therein or in the notes thereto; and as to any pro forma financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the assumptions used in preparing the pro forma financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts; as to any disclosures included in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), such measures comply in all material respects with Regulation G under the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable; and the table under the heading “Capitalization” in each of the Pricing Disclosure Package and the Prospectus sets forth as of the date of such table (i) the actual capitalization of the Corporation and its subsidiaries on a consolidated basis and (ii) the as adjusted capitalization of the Corporation and its subsidiaries on a consolidated basis after giving effect to the adjustments described therein;

(e)           The Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with all necessary corporate power and authority to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the consolidated financial condition, results of operations or business of the Corporation and its subsidiaries, taken as a whole (a “Material Adverse Effect”);

(f)            All of the outstanding shares of capital stock, limited partner interests, general partner interests or limited liability company interests, as applicable, of each of the Corporation’s subsidiaries that is a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X (collectively, the “Significant Subsidiaries”), have been duly and validly authorized and issued and are fully paid and (except (A) as required to the contrary by the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) and (B) with respect to any general partner interests) nonassessable, and are owned by the Corporation directly or indirectly through one or more subsidiaries.  All of such shares or interests owned directly or indirectly by the Corporation are owned, free and clear of any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interests, equities or charges as are not, individually or in the aggregate, material to such ownership or as described in the Pricing Disclosure Package and the Prospectus);

(g)           Each of the Significant Subsidiaries has been duly incorporated or formed and is validly existing as a corporation, limited partnership, general partnership, or limited liability company, as the case may be, in good standing under the laws of the jurisdiction in which it is chartered or organized, with full entity power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus, and is duly qualified to do business as a corporation, limited partnership, general partnership, or limited liability company, as the case may be, and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect;

(h)           Kinder Morgan G.P., Inc., a Delaware corporation (the “General Partner”), is the sole general partner of Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), and Kinder Morgan Operating L.P. “A,” a Delaware limited partnership (“OLP-A”), Kinder Morgan Operating L.P. “B,” a Delaware limited partnership (“OLP-B”), Kinder Morgan Operating L.P. “C,” a Delaware limited partnership (“OLP-C”), Kinder Morgan Operating L.P. “D,” a Delaware limited partnership (“OLP-D”), Kinder Morgan CO2 Company, L.P., a Texas limited partnership (“CO2” and, together with OLP-A, OLP-B, OLP-C, and OLP-D, the “Operating Partnerships”); the General Partner owns general partner interests in the Partnership and the Operating Partnerships; each such general partner interest is duly authorized by the Agreement of Limited Partnership of the Partnership, as amended and restated, or the agreement of limited partnership, as amended and restated, of the respective Operating Partnership, as the case may be, and was validly issued to or acquired by the General

Partner; and the General Partner owns such general partner interests free and clear of any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interests, equities or charges as are not, individually or in the aggregate, material to such ownership or as described in the Pricing Disclosure Package and the Prospectus);

(i)                                     The General Partner has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; the General Partner is an indirect subsidiary of the Corporation; and the General Partner has all necessary corporate power and authority to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; Kinder Morgan (Delaware), Inc., a Delaware corporation, owns all of the outstanding shares of common stock of the General Partner, which are all of the outstanding shares of capital stock with voting rights; such shares have been duly and validly authorized and issued and are fully paid and nonassessable.  All of such shares owned by Kinder Morgan (Delaware), Inc. are owned free and clear of any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interests, equities or charges described in the Pricing Disclosure Package or the Prospectus or as are not, individually or in the aggregate, material to such ownership;

(j)                                    Kinder Morgan Management, LLC, a Delaware limited liability company (the “Company”), all of the shares of which that may vote for the election of directors are owned by the General Partner, is the delegate of the General Partner pursuant to that certain Delegation of Control Agreement among the General Partner, the Company, the Partnership and the Operating Partnerships dated as of May 18, 2001, as amended from time to time (the “Delegation of Control Agreement”); the Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware; and the Company has all the necessary limited liability company power and authority to perform its functions as the delegate of the General Partner; the General Partner owns all of such voting shares of the Company, and such voting shares have been duly and validly authorized and issued and are fully paid and (except as required to the contrary by the Delaware LLC Act) non-assessable, and are owned by the General Partner free and clear of any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interests, equities or charges described in the Pricing Disclosure Package and the Prospectus or as are not, individually or in the aggregate, material to such ownership);

(k)                                 The Partnership is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware; the Partnership has all necessary partnership power and authority to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus and has been duly qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect;

(l)                                     El Paso Holdco LLC, a Delaware limited liability company (“El Paso Holdco”), is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware; El Paso Holdco LLC has all necessary limited liability company power and authority to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus and has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; the Corporation owns 100% of the issued and outstanding limited liability company interests in El Paso Holdco; such limited liability company interests are duly authorized and validly issued in accordance with El Paso Holdco’s limited liability company agreement (the “El Paso Holdco LLC Agreement”) and are fully paid (to the extent required by the El Paso Holdco LLC Agreement) and (except as required to the contrary by the Delaware LLC Act) non-assessable; and the Corporation owns such limited liability company interests free and clear of any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interests, equities or charges described in the Pricing Disclosure Package and the Prospectus or as are not, individually or in the aggregate, material to such ownership);

(m)                             El Paso LLC, a Delaware limited liability company (“El Paso LLC”), is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware; El Paso LLC has all necessary limited liability company power and authority to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus and has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; El Paso Holdco owns 100% of the issued and outstanding limited liability company interests in El Paso LLC; such limited liability company interests are duly authorized and validly issued in accordance with El Paso LLC’s limited liability company agreement (the “El Paso LLC Agreement”) and are fully paid (to the extent required by the El Paso LLC Agreement) and (except as required to the contrary by the Delaware LLC Act) non-assessable; and El Paso Holdco owns such limited liability company interests free and clear of any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interests, equities or charges described in the Pricing Disclosure Package and the Prospectus or as are not, individually or in the aggregate, material to such ownership);

(n)                                 El Paso LLC owns 100% of the issued and outstanding limited liability company interests in El Paso Pipeline GP Company, L.L.C., a Delaware limited liability company (“MLP GP”); such limited liability company interests are duly authorized and validly issued in accordance with MLP GP’s limited liability company agreement (the “MLP GP LLC Agreement”) and are fully paid (to the extent required by the MLP GP LLC Agreement) and (except as required to the contrary by the Delaware LLC Act) non-assessable; and El Paso LLC owns such limited liability company interests free and clear of any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interests, equities or charges described in the Pricing Disclosure Package and the Prospectus or as are not, individually or in the aggregate, material to such ownership);

(o)                                 MLP GP is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware; MLP GP has all necessary limited liability company power and authority to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus and has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; MLP GP is the sole general partner of El Paso Pipeline Partners, L.P., a Delaware limited partnership (“EPB”), with a 2.0% general partner interest in EPB; such general partner interest is duly authorized and validly issued in accordance with the First Amended and Restated Agreement of Limited Partnership of EPB, as amended (the “El Paso Partnership Agreement”); and MLP GP owns such general partner interest free and clear of any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interests, equities or charges described in the Pricing Disclosure Package and the Prospectus or as are not, individually or in the aggregate, material to such ownership);

(p)                                 El Paso LLC owns 100% of the issued and outstanding limited liability company interests in El Paso Pipeline LP Holdings, L.L.C., a Delaware limited liability company (“Holdings”); such limited liability company interests are duly authorized and validly issued in accordance with the Amended and Restated Limited Liability Company Agreement of Holdings (the “Holdings LLC Agreement”) and are fully paid (to the extent required by the Holdings LLC Agreement) and (except as required to the contrary by the Delaware LLC Act) non-assessable; and El Paso LLC owns such limited liability company interests free and clear of any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interests, equities or charges described in the Pricing Disclosure Package and the Prospectus or as are not, individually or in the aggregate, material to such ownership);

(q)                                 Holdings is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware; Holdings has all necessary limited liability company power and authority to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus and has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; Holdings owns common units representing limited partner interests in EPB (the “El Paso Units”), and MLP GP owns 100% of the Incentive Distribution Rights (as defined in the El Paso Partnership Agreement); the El Paso Units and the Incentive Distribution Rights (as defined in the El Paso Partnership Agreement) have been duly authorized and validly issued in accordance with the El Paso Partnership Agreement and are fully paid (to the extent required under the El Paso Partnership Agreement) and (except as required to the contrary by the Delaware LLC Act) non-assessable; and Holdings owns the El Paso Units and MLP GP owns the Incentive Distribution Rights (as defined in the El Paso Partnership Agreement), in each case, free and clear of all any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interests, equities or charges described in the Pricing Disclosure Package and the Prospectus or as are not, individually or in the aggregate, material to such ownership);

(r)                                    EPB is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware; EPB has all necessary limited partnership power and authority to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus and has been duly qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; EPB owns 100% of the issued and outstanding limited liability company interests in El Paso Pipeline Partners Operating Company, L.L.C., a Delaware limited liability company (the “El Paso Operating Company”); such limited liability company interests have been duly authorized and validly issued in accordance with the limited liability company agreement of the El Paso Operating Company (the “Operating Company Limited Liability Company Agreement”) and are fully paid (to the extent required under the Operating Company Limited Liability Company Agreement) and (except as required to the contrary by the Delaware LLC Act) non-assessable; and EPB owns such limited liability company interests free and clear of any lien, encumbrance, security interest, equity or charge (except for such liens, encumbrances, security interests, equities or charges described in the Pricing Disclosure Package and the Prospectus or as are not, individually or in the aggregate, material to such ownership);

(s)                                   All action required to be taken by the Corporation for the due and proper authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken;

(t)                                    The Purchased Securities have been duly and validly authorized by the Corporation and such Purchased Securities are validly issued, fully paid and non-assessable and conform in all material respects to the description thereof contained in the Pricing Disclosure Package and the Prospectus; and the common stockholders of the Corporation have no preemptive rights with respect to the Purchased Securities;

(u)                                 The execution, delivery and performance of this Agreement, and the sale of the Purchased Securities by the Selling Stockholders, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Corporation or any of the Significant Subsidiaries is a party or by which the Corporation or any of the Significant Subsidiaries is bound or to which any of the property of the Corporation or any of the Significant Subsidiaries is subject, except where any such foregoing occurrence will not prevent the consummation of the transactions contemplated herein or would not have a Material Adverse Effect, nor will such action result in any violation of the provisions of the certificate of incorporation, bylaws, partnership agreement or other formation document, as the case may be, of the Corporation or any of the Significant Subsidiaries, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Corporation or any of the Significant Subsidiaries or any of the properties of any such entities, and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Corporation or any of the Significant Subsidiaries or any of the properties of such entities is required for (i) the execution, delivery and performance of this Agreement by the Corporation, or (ii) the sale of the Purchased Securities pursuant to this Agreement, except such as have been obtained or made under the Securities Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under the state securities or Blue Sky laws;

(v)                                 Other than as set forth in the Pricing Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending to which the Corporation or any of its subsidiaries is a party or of which any property of the Corporation or any of its subsidiaries is the subject which would be reasonably likely to, individually or in the aggregate, have a Material Adverse Effect; and, to the Corporation’s knowledge, no such proceedings are threatened or contemplated;

(w)                               Except as disclosed in the Pricing Disclosure Package and the Prospectus, none of the Corporation or any of its subsidiaries has violated any federal or state law or regulation relating to the protection of human health or the environment, except for any violations and remedial actions as would not be reasonably likely to, individually or in the aggregate, have a Material Adverse Effect;

(x)                                 Except as disclosed in the Pricing Disclosure Package and the Prospectus, since the date of the latest audited financial statements included in the Pricing Disclosure Package and the Prospectus, there has been no change, nor any development or event involving a prospective change, that would have a Material Adverse Effect;

(y)                                 Each of the Corporation and the Significant Subsidiaries owns or leases all properties as are necessary to the conduct of its operations as described in the Pricing Disclosure Package and the Prospectus, except where the failure to own or lease any of such properties would not, individually or in the aggregate, have a Material Adverse Effect;

(z)                                  The Corporation is exempt from regulation as an “investment company,” as defined in the Investment Company Act of 1940, as amended;

(aa)                          Except as disclosed in the Pricing Disclosure Package and the Prospectus, none of the Corporation or any of the Significant Subsidiaries is involved in any labor dispute and, to the knowledge of the Corporation, no such dispute has been threatened, except for such disputes as would not, individually or in the aggregate, have a Material Adverse Effect;

(bb)                          To the Corporation’s knowledge, each of PricewaterhouseCoopers LLP and Ernst and Young LLP, each of which has certified certain financial statements of the Corporation and its subsidiaries, and any other accounting firm which has certified financial statements included in the Pricing Disclosure Package or the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the rules and regulations of the Commission thereunder;

(cc)                            The offering and sale of Purchased Securities, as contemplated by this Agreement, does not give rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any securities of the Corporation (except as otherwise described in the Pricing Disclosure Package and the Prospectus); and except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or

provided in the various employee or director stock-based benefit or compensation plans, there are no outstanding options or warrants to purchase any Purchased Securities, Equity Securities or other securities of the Corporation;

(dd)                          Since June 30, 2012, none of the Corporation or any of the Significant Subsidiaries has taken any action that is or was designed to or that has constituted or that might have reasonably been expected to cause or result in illegal stabilization or manipulation of the price of any security of the Corporation to facilitate the offering of the Purchased Securities;

(ee)                            The Corporation maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Corporation’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles; and the Corporation believes that its internal control over financial reporting is effective;

(ff)                              Since the date of the Corporation’s latest financial statements (audited or unaudited) included in the Pricing Disclosure Package and the Prospectus, there has been no change in the Corporation’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting;

(gg)                            The Corporation maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Corporation and its consolidated subsidiaries is made known to the principal executive officer and principal financial officer of the Corporation by others within those entities; and the Corporation believes that such disclosure controls and procedures are effective in all material respects to provide reasonable assurance that information required to be disclosed in the reports the Corporation files under the Exchange Act is recorded, processed, summarized and reported as and when required;

(hh)                          The Corporation has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Purchased Securities, will not distribute any offering material in connection with the offering and sale of the Purchased Securities other than any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus to which the Underwriter has consented to the use thereof; and

(ii)                                  No subsidiary of the Corporation is currently prohibited, directly or indirectly, from paying any material dividends to the Corporation, from making any other distribution on such subsidiary’s capital stock or similar securities, from repaying to the Corporation any loans or advances to such subsidiary from the Corporation, except as disclosed in the Pricing Disclosure Package and the Prospectus.

5.                                      Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders, severally and not jointly, represents and warrants to the Underwriter that:

(a)                                 The execution and delivery of this Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership or similar action on the part of such Selling Stockholder; and such Selling Stockholder has full right and all corporate, limited partnership, limited liability company or similar power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Purchased Securities to be sold by such Selling Stockholder; and this Agreement has been duly authorized, executed and delivered by such Selling Stockholder.

(b)                                 The sale of the Purchased Securities to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Stockholder to perform its obligations hereunder, (B) result in any violation of the provisions of the certificate of incorporation or bylaws of such Selling Stockholder if such Selling Stockholder is a corporation, the Certificate of Formation or Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership, the Certificate of Formation or Limited Liability Agreement or Operating Agreement of such Selling Stockholder if such Selling Stockholder is a limited liability company, or (C) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder, except for such violations in subparagraph (C) that would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Stockholder to perform its obligations hereunder; provided that no representation or warranty is made in this clause (b) with respect to the antifraud provisions of federal and state securities laws;

(c)                                  No consent, approval, authorization or order of, or qualification with, any court or governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement, and for the sale and delivery of the Purchased Securities to be sold by such Selling Stockholder hereunder, except (A) as may be required under the Securities Act, the Exchange Act or the regulations thereunder, foreign or state securities laws (including “Blue Sky” laws) or the rules and regulations of the Financial Industry Regulatory Authority, Inc. or the New York Stock Exchange, (B) such as will have been obtained on or prior to the Closing Date, and (C) for such consents, approvals, authorizations, orders, registrations or qualifications as the failure to obtain or make of which would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Stockholder to perform its obligations under this Agreement;

(d)                                 Such Selling Stockholder has immediately prior to the Closing Date good and valid title to the Purchased Securities to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims (other than pursuant to this Agreement and other than any such security interests, liens, encumbrances, equities and claims created by the Underwriter or resulting from any action by the Underwriter); the Purchased Securities to be sold by such Selling Stockholder are not subject to any option, warrant, put, call, right of first refusal or other right to purchase or otherwise acquire any such securities other than pursuant to this Agreement;

(e)                                  Such Selling Stockholder has executed and delivered to the Underwriter a lockup agreement in a form substantially to the effect set forth in Exhibit I hereto;

(f)                                   Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Corporation to facilitate the sale or resale of the Purchased Securities, except for any such actions as may be taken by the Underwriter as disclosed in the Pricing Disclosure Package and the Prospectus;

(g)                                  To the extent that any statements made in the Registration Statement, the Pricing Disclosure Package or the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Corporation by such Selling Stockholder expressly for use therein (the “Selling Stockholder Information”), such statements made in the Registration Statement and the Pricing Disclosure Package did not, and such statements made in the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, with respect to the Selling Stockholder Information; provided that each of the Corporation and the Underwriter acknowledges and agrees that for all purposes of this Agreement, the only Selling Stockholder Information is the statements pertaining to the name and address of such Selling Stockholder and the number of shares owned and the number of shares proposed to be sold by such Selling Stockholder (but, for avoidance of doubt, excluding percentages) under the caption “Principal and Selling Stockholders” in the Pricing Disclosure Package and the Prospectus;

(h)                                 Such Selling Stockholder will deliver to the Underwriter prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

(i)                                     Shares in book entry form representing all of the Purchased Securities to be sold by such Selling Stockholder will be held in registered book-entry form with Computershare Investor Services and, as of the Closing Date, will be subject to a duly executed transfer instruction on behalf of such Selling Stockholder;

(j)                                    The obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, by the dissolution of such Selling Stockholder, or by the occurrence of any other similar event; if any such Selling Stockholder should be dissolved, or if any other such event should occur, before the delivery of the Purchased Securities hereunder, shares in book-entry form representing the Purchased Securities shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement;

(k)                                 Such Selling Stockholder has been duly incorporated or formed and is validly existing as a corporation, limited liability company, general partnership or limited partnership, as applicable, in good standing under the laws of its jurisdiction of formation or incorporation;

(l)                                     Upon payment for the Purchased Securities to be sold by such Selling Stockholder, delivery of such Purchased Securities, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Purchased Securities in the name of Cede or such other nominee and the crediting by book entry of such Purchased Securities on the books of DTC to securities accounts (within the meaning of Section 8-501(a) of the Uniform Commercial Code as in effect in the State of New York (the “New York UCC”)) of the Underwriter (assuming that neither DTC nor the Underwriter has notice of any “adverse claim” (within the meaning of Section 8-105 of the New York UCC) to such Purchased Securities or any security entitlement in respect thereof), (i) DTC shall be a “protected purchaser” of such Purchased Securities within the meaning of Section 8-303 of the New York UCC, (ii) under Section 8-501 of the New York UCC, the Underwriter will acquire a valid security entitlement (within the meaning of Section 8-102(a)(17) of the New York UCC) in respect of such Purchased Securities, and (iii) to the extent governed by the provisions of Section 8-502 of the New York UCC, no action based on an “adverse claim” (as defined in Section 8-102 of the New York UCC) to such Purchased Securities may be asserted against the Underwriter with respect to such security entitlement; it being understood that for,  purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (A) such Purchased Securities will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Corporation’s share registry in accordance with the Certificate of Incorporation and Bylaws of the Corporation and applicable law, (B) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the New York UCC and (C) appropriate book entries to the accounts of the Underwriter on the records of DTC will have been made pursuant to the New York UCC; and

(m)                             Neither such Selling Stockholder nor any person acting on behalf of such Selling Stockholder (other than, if applicable, the Corporation and the Underwriter) has used or referred to any “free writing prospectus” (as defined in Rule 405 under the Securities Act) relating to the Purchased Securities.

Any certificate signed by any officer of such Selling Stockholder and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Purchased Securities shall be deemed a representation and warranty by such Selling Stockholder, as to matters covered thereby, to the Underwriter and to the Corporation.

6.                                      Conditions of the Underwriter’s Obligations.  The obligations of the Underwriter hereunder to purchase and pay for the Purchased Securities are subject to the following conditions:

(a)                                 On the date of this Agreement and also on each Closing Date, the independent accountants of the Corporation who have certified the financial statements of the Corporation included in the Registration Statement shall have furnished to the Underwriter letters, dated the respective date of delivery thereof, in form and substance reasonably satisfactory to the Underwriter, as to financial information included in the Pricing Disclosure Package and the Prospectus.

(b)                                 No stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus under the Securities Act shall have been issued and no proceedings for such purpose shall be pending before or threatened by the Commission and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriter.

(c)                                  (i) The Corporation and its subsidiaries shall not have sustained since the date of the latest audited financial statements included in the Pricing Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree that could reasonably be expected to have a Material Adverse Effect, and (ii) since the respective dates as of which information is given in the Pricing Disclosure Package, there shall not have been any change, or any development involving a prospective change, in the equity interests, capital stock or long-term debt of the Corporation or any of its subsidiaries that would constitute a material adverse change to the Corporation and its subsidiaries taken as a whole, or any material adverse change in the general affairs, management, financial position, stockholders’ equity or results of operations of the Corporation and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, in the case of either clause (i) or this clause (ii), other than as set forth in or contemplated by the Pricing Disclosure Package, if in the judgment of the Underwriter, any such change makes it impracticable or inadvisable to consummate the sale and delivery of the Purchased Securities as contemplated in the Prospectus.

(d)                                 Subsequent to the execution of this Agreement, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension in trading in the Corporation’s securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or Texas State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of major hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Underwriter makes it impracticable or inadvisable to proceed with the public offering or the sale of and payment for the Purchased Securities on the terms and in the manner contemplated in the Prospectus.

(e)                                  The Corporation shall have obtained and delivered to the Underwriter executed copies of lock-up agreements in a form substantially to the effect set forth in Exhibit I hereto from the executive officers and directors of the Corporation and Highstar II Knight

Acquisition Sub, L.P., Highstar III Knight Acquisition Sub, L.P., Highstar Knight Partners, L.P. and Highstar KMI Blocker LLC. Each Selling Stockholder shall have delivered to the Underwriter an executed copy of a lock-up agreement in a form substantially to the effect set forth in Exhibit I hereto.

(f)                                   The respective representations and warranties of the Corporation and the Selling Stockholders contained herein shall be true and correct on and as of the Closing Date and the Corporation and the Selling Stockholders shall have performed all of their respective covenants and agreements herein contained to be performed on their part at or prior to the Closing Date.

(g)                                  The Underwriter shall have received on the Closing Date a certificate, dated the Closing Date, of the Chief Executive Officer, the President or any Vice President of the Corporation, which shall certify, to the best of such officer’s knowledge after reasonable investigation, on behalf of the Corporation, that (i) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for such purpose are pending before or threatened by the Commission, (ii) the representations and warranties of the Corporation contained herein are true and correct on and as of the Closing Date, (iii) the Corporation has performed all covenants and agreements herein contained to be performed on its part at or prior to the Closing Date, (iv) the Corporation and its subsidiaries have not sustained, since the date of the latest audited financial statements included in the Pricing Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree that would reasonably be expected to have a Material Adverse Effect, other than as set forth in or contemplated by the Pricing Disclosure Package, and (v) since the respective dates as of which information is given in the Pricing Disclosure Package, there has not been any change, or any development involving a prospective change, in the equity interests, capital stock or long-term debt of the Corporation or any of its subsidiaries that would constitute a material adverse change to the Corporation and its subsidiaries taken as a whole, or any material adverse change in the general affairs, management, financial position, stockholders’ equity or results of operations of the Corporation and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, other than as set forth in or contemplated by the Pricing Disclosure Package and the Prospectus.

(h)                                 The Underwriter shall have received on the Closing Date a certificate, dated the Closing Date, of an officer or other duly authorized representative of each Selling Stockholder, which shall certify, to the best of his or her knowledge after reasonable investigation, on behalf of such Selling Stockholder that (i) the representations and warranties of such Selling Stockholder contained herein are true and correct on and as of the Closing Date, and (ii) such Selling Stockholder has performed all covenants and agreements herein contained to be performed on its part at or prior to the Closing Date.

(i)                                     The Underwriter shall have received on the Closing Date from Bracewell &Giuliani LLP, counsel for the Corporation, an opinion, dated the Closing Date, substantially to the effect as set forth in Exhibit II hereto.

(j)                                    The Underwriter shall have received on the Closing Date from Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for certain of the Selling Stockholders listed on Schedule II hereto, an opinion, dated the Closing Date, substantially to the effect as set forth in Exhibit III hereto.

(k)                                 The Underwriter shall have received on the Closing Date from Latham & Watkins LLP, counsel for certain of the Selling Stockholders listed on Schedule II hereto, an opinion, dated the Closing Date, substantially to the effect as set forth in Exhibit IV hereto.

(l)                                     The Underwriter shall have received on the Closing Date from Maples and Calder, counsel for certain of the Selling Stockholders listed on Schedule II hereto, an opinion, dated the Closing Date, substantially to the effect as set forth in Exhibit V hereto.

(m)                             The Underwriter shall have received on the Closing Date from counsel for the Underwriter an opinion in form satisfactory to the Underwriter, dated the Closing Date, with respect to the Corporation, the Purchased Securities and this Agreement as well as such other related matters as the Underwriter may reasonably request.  Such opinion shall also include language substantially to the effect of the penultimate paragraph of Exhibit II hereto.  The Corporation shall have furnished to counsel for the Underwriter such documents as they may reasonably request for the purpose of enabling them to render such opinion.

(n)                                 Subsequent to the date of this Agreement, no downgrading shall have occurred in the rating accorded the Corporation’s debt securities or preferred stock by any “nationally recognized statistical rating organization,” as that term is defined in Section 3(a)(62) of the Exchange Act, nor shall there have been any public announcement, beyond what it had announced prior to the date of this Agreement, that any such organization has under surveillance or review its ratings of any debt securities or preferred stock of the Corporation (other than an announcement with positive implication of a possible upgrading, and no implication of a possible downgrading of such rating).

(o)                                 The Underwriter shall have received on the date of this Agreement, a certificate of the Vice President and Chief Financial Officer of the Corporation, in form and substance reasonably satisfactory to the Underwriter.

7.                                      Covenants of the Corporation.  The Corporation covenants and agrees with the Underwriter as follows:

(a)                                 To advise the Underwriter promptly of any amendment or supplement of the Registration Statement or the Prospectus which is proposed to be filed and not to effect such amendment or supplement in a form to which the Underwriter reasonably objects.

(b)                                 If requested, to furnish to the Underwriter and to the counsel for the Underwriter, one copy of the Registration Statement filed pursuant to EDGAR, including exhibits and Incorporated Documents, relating to the Equity Securities in the form it became effective and of all amendments thereto, including exhibits; and to each such firm and counsel, copies of each Preliminary Prospectus and Prospectus and any amendment or supplement thereto relating to the Purchased Securities.

(c)                                  As soon as it is advised thereof, to advise the Underwriter of (i)  the initiation or threatening by the Commission of any proceedings for the issuance of any order suspending the effectiveness of the Registration Statement or suspending the use of the Prospectus, (ii) receipt by it or any representative or attorney of it of any other communication from the Commission relating to the Corporation, the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or (iii) suspension of qualification of the Purchased Securities for offering or sale in any jurisdiction or the institution or threatening of any proceeding for such purpose.  The Corporation will make every reasonable effort to prevent the issuance of an order suspending the effectiveness of the Registration Statement, or the use of the Prospectus, any Preliminary Prospectus or any Issuer Free Writing Prospectus, and if any such order is issued, to obtain as soon as possible the lifting thereof.

(d)                                 To deliver to the Underwriter, without charge, as many conformed copies of the Registration Statement (excluding exhibits but including the Incorporated Documents), the Preliminary Prospectus, the Prospectus and each Issuer General Use Free Writing Prospectus and all amendments and supplements to such documents as the Underwriter may reasonably request.

(e)                                  During such period as a Prospectus is required by law to be delivered by the Underwriter or dealer, to deliver, without charge, to the Underwriter and dealers, at such office or offices as the Underwriter may designate, as many copies of the Prospectus and any amendment or supplement thereto as the Underwriter may reasonably request.

(f)                                   During the period in which copies of the Prospectus are to be delivered as provided in subsection (e) above, if any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any reason it shall be necessary during such same period to amend the Registration Statement or amend or supplement the Prospectus to comply with the Securities Act or file any document which will be deemed an Incorporated Document in order to comply with the Exchange Act and the rules and regulations thereunder, forthwith to prepare, submit to the Underwriter, file with the Commission and deliver, without charge to the Underwriter either (i) amendments or supplements to the Registration Statement or Prospectus so that the statements in the Registration Statement or Prospectus, as so amended or supplemented, will not be misleading or (ii) such amendments, supplements or documents which will effect such compliance.  Delivery by the Underwriter of any such amendments or supplements to the Prospectus or documents shall not constitute a waiver of any of the conditions set forth in Section 6 hereof.

(g)                                  To retain in accordance with the Rules all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules; and if at any time after the date of the Underwriting Agreement any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, to notify the Underwriter and promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(h)                                 To make generally available to the Corporation’s security holders, as soon as practicable, an earnings statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder.

(i)                                     To cooperate with the Underwriter in qualifying the Purchased Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions as the Underwriter may reasonably request; provided that in no event shall the Corporation be obligated to qualify to do business in any jurisdiction where it is not now so qualified, to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Purchased Securities, in any jurisdiction where it is not now so subject, to qualify in any jurisdiction as a broker-dealer or to subject itself to any taxing authority where it is not now so subject.

(j)                                    During the period of five years from the date hereof, to supply to the Underwriter, copies of such financial statements and other periodic and special reports as the Corporation may from time to time distribute generally to its lenders or to the holders of any class of its securities registered under Section 12 of the Exchange Act and to furnish to the Underwriter a copy of each annual or other report it shall be required to file with the Commission.

(k)                                 To pay all of its own expenses incurred in connection with the performance of its obligations under this Agreement, and the Corporation will pay, or reimburse if paid by the Underwriter, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all reasonable costs and expenses incident to the performance of the obligations of the Corporation under this Agreement, including those relating to (i) the preparation, printing and filing of the Registration Statement and exhibits thereto, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, and the printing of this Agreement, (ii) the preparation and delivery of the Purchased Securities to the Underwriter, including the costs and expenses of any trustee, registrar, transfer agent and any agent thereof, including any reasonable fees and disbursements of counsel therefor, (iii) the registration or qualification of the Purchased Securities for offer and sale under the securities or “blue sky” laws of the various jurisdictions referred to in subsection (i) above, including the reasonable fees and disbursements of counsel for the Underwriter in connection therewith and the preparation and printing of legal investment and preliminary and supplementary “blue sky” memoranda, (iv) the furnishing to the Underwriter of copies of the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, and of the several documents required by this Section to be so furnished, including costs of shipping and mailing, (v) the listing of the Purchased Securities on any securities exchange and (vi) the furnishing to the Underwriter of copies of all reports and information required by Section 7(j) above, including costs of shipping and mailing.

(l)                                     During the period beginning on the date of this Agreement and continuing to and including December 31, 2012, not to, directly or indirectly, (i) offer, pledge, sell or contract to sell any Equity Securities or any securities convertible into or exchangeable or exercisable for or repayable with Equity Securities (the “Lock-Up Securities”); (ii) sell any option or contract to purchase any Lock-Up Securities; (iii) purchase any option or contract to sell any Lock-Up Securities; (iv) grant any option, right or warrant for the sale of any Lock-Up Securities; (v) otherwise dispose of or transfer any Lock-Up Securities; (vi) file a registration statement related to the Lock-Up Securities; or (vii) enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of shares of Equity Securities or other securities, in cash or otherwise (other than (x) the issuance of securities pursuant to the Agreement and Plan of Merger dated October 16, 2011, by and among the Corporation, Sherpa Merger Sub, Inc., Sherpa Acquisition, LLC, El Paso Corporation, Sirius Holdings Merger Corporation and Sirius Merger Corporation, (y) the issuance of securities to holders of outstanding 4 3/4% trust convertible preferred securities of El Paso Energy Capital Trust I or (z) the issuance of securities pursuant to equity plans, programs or arrangements described in the Pricing Disclosure Package and the Prospectus existing on, or upon the conversion or exchange of convertible or exchangeable securities, or the exercise of warrants, outstanding as of, the date of this Agreement), without the prior written consent of the Underwriter.

8.                                      Covenants of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, covenants and agrees with the Underwriter as follows:

(a)                                 To pay all of its own expenses incurred in connection with the performance of its obligations under this Agreement (other than those described in Section 7(k)), and the Selling Stockholder will pay, or reimburse if paid by the Underwriter, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all reasonable costs and expenses incident to the performance of the obligations of the Selling Stockholder under this Agreement, including, among other things, to pay or cause to be paid all transfer taxes incident to the sale and delivery of the Purchased Securities to be sold by the Selling Stockholder to the Underwriter hereunder. The provisions of this Section 8(a) shall not supersede or otherwise affect any agreement that the Corporation and/or the Selling Stockholders may otherwise have for the allocation of such expenses among themselves.

(b)                                 Not to use or refer to, or permit any person acting on behalf of the Selling Stockholder (other than, if applicable, the Corporation and the Underwriter) to use or refer to, any “free writing prospectus” (as defined in Rule 405 under the Securities Act) relating to the Purchased Securities.

9.                                      Indemnification.

(c)                                  The Corporation will indemnify and hold harmless the Underwriter, each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each entity that is an affiliate (as defined in Rule 405 of the Rules) of the Underwriter and that has participated in the distribution of the Purchased Securities as an underwriter, as follows:

(i)                                     against any and all loss, liability, claim, damage and expense whatsoever, to which the Underwriter may become subject, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus (or any amendment or supplement to such documents), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)                                  against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, in each case based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 9(e) below) any such settlement is effected with the written consent of the Corporation; and

(iii)                               against any and all expense whatsoever, as incurred (including, subject to Section 9(d) hereof, the fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, in each case based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (a)(i) or (ii) above;

provided, however, that the indemnity set forth in this Section 9(a) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Selling Stockholder Information furnished to the Corporation by a Selling Stockholder or the written information furnished to the Corporation by or on behalf of the Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus (or any amendment or supplement to such documents), or any Issuer Free Writing Prospectus.

(d)                                 Each of the Selling Stockholders, severally and not jointly, agrees to indemnify and hold harmless the Underwriter, each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each entity that is an affiliate (as defined in Rule 405 of the Rules) of the Underwriter and that has participated in the distribution of the Purchased Securities as an underwriter, as follows:

(i)                                     against any and all loss, liability, claim, damage and expense whatsoever, to which the Underwriter may become subject, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus (or any amendment or supplement to such documents), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, or the Prospectus (or any amendment or supplement to such documents) or any Issuer Free Writing Prospectus in reliance upon and in conformity with the Selling Stockholder Information furnished to the Corporation by such Selling Stockholder;

(ii)                                  against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, in each case based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 9(e) below) any such settlement is effected with the written consent of such Selling Stockholder; and

(iii)                               against any and all expense whatsoever, as incurred (including, subject to Section 9(d) hereof, the fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, in each case based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (b)(i) or (ii) above;

provided, however, that the indemnity set forth in this Section 9(b), (1) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Corporation by or on behalf of the Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus (or any amendment or supplement to such documents), or any Issuer Free Writing Prospectus and (2) shall apply only to the extent that an untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, or the Prospectus (or any amendment or supplement to such documents) or any Issuer Free Writing Prospectus in reliance upon and in conformity with the Selling Stockholder Information furnished to the Corporation by such Selling Stockholder. In addition, in no event shall any Selling Stockholder be required to provide indemnification pursuant to this Section 9(b) in an amount in excess of the net proceeds (after giving effect to the underwriting discount in respect of their Purchased Securities) received by such Selling Stockholder from the sale of its Purchased Securities hereunder.

(e)                                  The Underwriter agrees to indemnify and hold harmless the Corporation, the directors of the Corporation, the officers of the Corporation who signed the Registration Statement, the Selling Stockholders, the directors and officers of each of the Selling Stockholders, and each person, if any, who controls the Corporation or a Selling Stockholder, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) and (b) of this Section 9, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement, any Preliminary Prospectus or the Prospectus (or any amendment or supplement to such documents), or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Corporation by or on behalf of the Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus (or any amendment or supplement to such documents) or any Issuer Free Writing Prospectus.

(f)                                   Each indemnified party shall give written notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Sections 9(a) and 9(b) above, counsel to the indemnified parties shall be selected by the Underwriter, and, in the case of parties indemnified pursuant to Section 9(c) above, counsel to the indemnified parties shall be selected by the Corporation, provided that if it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action; provided, however, that the indemnifying party shall pay the fees and expenses of separate counsel for the indemnified party if (i) the indemnifying party has agreed to pay such fees and expenses or (ii) counsel for the indemnified party reasonably determines that representation of both the indemnifying party and the indemnified party by the same counsel would create a conflict of interest. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 9 or Section 10 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(g)                                  If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 9(a)(ii) or 9(b)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.  Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 9(a)(ii) or 9(b)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

10.                               Contribution.  If the indemnification provided for in Section 9 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Corporation and the Selling Stockholders, on the one hand, and the Underwriter, on the other hand, from the offering of the Purchased Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Corporation and the Selling Stockholders, on the one hand, and of the Underwriter, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Corporation and the Selling Stockholders, on the one hand, and the Underwriter, on the other hand, in connection with the offering of the Purchased Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Purchased Securities pursuant to this Agreement (before deducting expenses but after deducting the total underwriting commission received by the Underwriter) received by the Selling Stockholders and the total underwriting commission received by the Underwriter, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Purchased Securities as set forth on such cover.  The relative fault of the Corporation and the Selling Stockholders, on the one hand, and the Underwriter, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Corporation or such Selling Stockholder, on the one hand, or by the Underwriter, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Corporation, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 10 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.  Notwithstanding the provisions of this Section 10, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Purchased Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.  Notwithstanding the provisions of this Section 10, no Selling Stockholder shall be required to (i) contribute unless such Selling Stockholder would have had indemnification obligations pursuant to subsection (9)(b) above or (ii) contribute any amount in excess of the amount by which such Selling Stockholder’s proceeds received by it from the sale of the Purchased Securities pursuant to this Agreement (after deducting underwriting discounts and commissions but before other expenses) exceeds the amount of any damages which such Selling Stockholder has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission; provided, however, this sentence does not modify, limit or reduce (x) the Corporation’s agreement to contribute to the full extent provided by clauses (i) and (ii) in the first sentence of this Section 10; (y) with respect to the Corporation’s agreement to contribute, the relative benefits received by the Corporation and Selling Stockholders as described in the second sentence of this Section 10; or (z) with respect to the Corporation’s agreement to contribute, the relative fault of the Corporation and Selling Stockholders as described in the third sentence of this Section 10. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 10, each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriter; each director of the Corporation, each officer of the Corporation who signed the Registration Statement, the Selling Stockholders, each officer or director of a Selling Stockholder, and each person, if any, who controls the Corporation or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Corporation and the Selling Stockholders.

The obligations of the Corporation and the Selling Stockholders under this Section 10 shall be in addition to any liability which the Corporation or the Selling Stockholders may otherwise have.

11.                               Termination.  This Agreement may be terminated by the Underwriter by notifying the Corporation and the Selling Stockholders at any time at or prior to the Closing Date, if any of the conditions specified in Section 6 hereof shall not have been fulfilled when and as required by this Agreement.

If this Agreement is terminated pursuant to any of the provisions hereof, except as otherwise provided herein, the Corporation and the Selling Stockholders shall not be under any liability to the Underwriter and the Underwriter shall not be under any liability to the Corporation or the Selling Stockholders, except that (a) if this Agreement is terminated by the Underwriter because of any failure or refusal on the part of the Corporation or the Selling Stockholders to comply with the terms of this Agreement or because any of the conditions contained in Section 6 of this Agreement, other than Section 6(n) or Sections 6(d)(i), (iii), (iv) or (v), have not been met, the Corporation will reimburse the Underwriter for all reasonable out-of-pocket expenses (including the reasonable fees and disbursement of their counsel) reasonably incurred by them and (b) no Underwriter who shall have failed or refused to purchase the Purchased Securities agreed to be purchased by it hereunder, without some reason sufficient hereunder to justify its cancellation or termination of its obligations hereunder, shall be relieved of liability to the Corporation for damages occasioned by its default.

12.                               Absence of Fiduciary Relationship.  Each of the Corporation and the Selling Stockholders acknowledges and agrees that (i) the purchase and sale of the Purchased Securities, pursuant to this Agreement is an arm’s-length commercial transaction between the Corporation and the Selling Stockholders, on the one hand, and the Underwriter, on the other, (ii) in connection therewith and with the process leading to such transaction, the Underwriter is acting solely as a principal and not the agent or fiduciary of the Corporation or the Selling Stockholders, (iii) the Underwriter has not assumed an advisory or fiduciary responsibility in favor of the Corporation or the Selling Stockholders with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Corporation or the Selling Stockholders on other matters) or any other obligation to the Corporation except the obligations expressly set forth in this Agreement, (iv) the Underwriter and its respective affiliates may have interests that differ from those of the Corporation or the Selling Stockholders and (v) each of the Corporation and each Selling Stockholder has consulted its own legal advisors to the extent it deemed appropriate.  Each of the Corporation and each Selling Stockholder agrees that it will not claim that the Underwriter, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Corporation, in connection with such transaction or the process leading thereto.

13.                               Miscellaneous.  The reimbursement, indemnification and contribution agreements contained in Sections 7(k), 8(a), 9 and 10 hereof and the representations, warranties, covenants and agreements of the Corporation and the Selling Stockholders in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any officer, director or controlling person of the Underwriter, by or on behalf of the Corporation or any officer, director or controlling person of the Corporation, or by or on behalf of any Selling Stockholder or any officer, director or controlling person of any Selling Stockholder and (c) delivery of and payment for Purchased Securities under this Agreement.

This Agreement has been and is made solely for the benefit of the Underwriter, the Corporation, the Selling Stockholders and their respective permitted successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling the Underwriter, the Corporation or the Selling Stockholders, and for the benefit of the directors and officers of the Corporation or the Selling Stockholders, and their respective successors and assigns, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.  The term “successors and assigns” shall not include any purchaser of Purchased Securities merely because of such purchase.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Corporation, the Selling Stockholders and the Underwriter, or any of them, with respect to the subject matter hereof.

The Corporation, each of the Selling Stockholders and the Underwriter hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile copies of signatures shall constitute original signatures for all purposes of this Agreement and any enforcement hereof.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

EXHIBIT I

Kinder Morgan, Inc.
Form of Lock-Up Agreement

October 12, 2012

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Re:  Kinder Morgan, Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as underwriter (the “Underwriter”) have entered into an Underwriting Agreement, dated October 12, 2012 (the “Underwriting Agreement”), with Kinder Morgan, Inc., a Delaware corporation (the “Corporation”), and the stockholders of the Corporation, named in Schedule II to the Underwriting Agreement (the “Selling Stockholders”), providing for a public offering by the Selling Stockholders of shares of the Class P common stock of the Corporation (the “Purchased Securities”) pursuant to a Registration Statement on Form S-3 (Registration No. 333-179812), as amended, filed with the Securities and Exchange Commission (the “Commission”).  Terms used but not defined in this letter agreement shall have the definitions ascribed to them in the Underwriting Agreement.

In consideration of the agreement by the Underwriter to offer and sell the Purchased Securities, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned shall not, directly or indirectly, (i) offer, pledge, sell or contract to sell any Equity Securities or any securities convertible into or exchangeable or exercisable for or repayable with any Equity Securities (the “Lock-Up Securities”); (ii) sell any option or contract to purchase any Lock-Up Securities; (iii) purchase any option or contract to sell any Lock-Up Securities; (iv) grant any option, right or warrant for the sale of any Lock-Up Securities; (v) otherwise dispose of or transfer any Lock-Up Securities; (vi) cause pursuant to the exercise of demand or similar rights a registration statement related to the Lock-Up Securities to be filed by the Corporation prior to the end of the Lock-Up Period; or (vii) enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of shares of Equity Securities or other securities, in cash or otherwise (other than pursuant to equity plans, programs or arrangements described in the Pricing Disclosure Package existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of the Underwriting Agreement).

The Lock-Up Period will commence on the date of the Underwriting Agreement and continue until and including December 31, 2012.

Notwithstanding the foregoing, (1) the undersigned may transfer the undersigned’s Purchased Securities (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) as a distribution to members, limited partners or stockholders of the undersigned, provided that the members, limited partners or stockholders, as the case may be, agree to be bound in writing by the restrictions set forth herein, or (iii) to any other entity within the definition of Carlyle, GS, Highstar, or Riverstone (as such terms are defined in the Shareholders Agreement dated as of February 10, 2011, as amended, among Kinder Morgan, Inc. and certain holders of common stock), as applicable, within which the undersigned is included, or, solely with respect to Class A shares, to any entity to the extent permitted under the Shareholders Agreement, in each case if the transferee agrees to be bound in writing by the restrictions set forth herein; and provided further that any such transfer pursuant to sub-clauses (i), (ii), or (iii) above shall not involve a disposition for value; (2) the undersigned may sell shares of Equity Securities purchased in the open market following the public offering described herein; (3) the undersigned may sell shares in an amount not to exceed 5,000,000 shares of Equity Securities in the aggregate or transfer shares in an amount not to exceed 5,000,000 shares of Equity Securities in the aggregate, in either case taken together with any shares of Equity Securities sold or transferred, as applicable, since the date of this Lock-Up Agreement by the other directors and executive officers of the Corporation who are party to lock-up agreements in connection with the public offering described herein, for tax and estate planning purposes; (4) the undersigned may convert the undersigned’s Class A shares, Class B shares and/or Class C shares into shares of Equity Securities; (5) the undersigned may transfer the Purchased Securities to the Underwriter pursuant to the Underwriting Agreement; and (6) the undersigned may transfer the undersigned’s Purchased Securities with the prior written consent of the Underwriter; provided that, in the case of any transfer, distribution or sale pursuant to clauses (1) and (2) of this paragraph, no filing under Section 16(a) of the Exchange Act during the Lock-Up Period shall be required or shall be voluntarily made in connection therewith (other than a filing that reports solely one or more acquisitions of the Corporation’s securities).  The undersigned also agrees and consents to the entry of stop transfer instructions with the Corporation’s transfer agent and registrar against the transfer of the Undersigned’s Purchased Securities except in compliance with the foregoing restrictions.  The undersigned further agrees that in the event of a transfer or sale of Equity Securities under clause (3), it will provide the Underwriter at least twenty-four hours notice prior to consummating such transaction.

Notwithstanding anything in the foregoing the undersigned and its affiliates may engage in brokerage, investment advisory, financial advisory, anti raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage, principal investing and other similar activities conducted in the ordinary course of their and their affiliates’ business.(1) The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement.  This Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

This letter agreement shall automatically terminate and be of no further force and effect if (i) the Underwriter advises the Corporation, or the Corporation advises the Underwriter, in writing, prior to the execution of the Underwriting Agreement, that they have determined not to

(1)  This sentence to only be included in Selling Stockholder lock-up agreements.

proceed with the public offering described herein or (ii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Equity Securities, and the undersigned will be released from the undersigned’s obligations under this Lock-Up Letter Agreement.

[Signature page follows]

Very truly yours,

By:

Title: